UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21622

Thrivent Cash Management Trust

(Exact name of registrant as specified in charter)

625 Fourth Avenue South

Minneapolis, Minnesota 55415

(Address of principal executive offices) (Zip code)

Michael W. Kremenak

Secretary and Chief Legal Officer

625 Fourth Avenue South

Minneapolis, Minnesota 55415

(Name and address of agent for service)

Registrant’s telephone number, including area code: (612) 844-4198

Date of fiscal year end: October 31

Date of reporting period: October 31, 2017

Item 1.	Report to Stockholders

ANNUAL REPORT

OCTOBER 31, 2017

THRIVENT CASH MANAGEMENT TRUST

THRIVENT CASH MANAGEMENT TRUST

William D. Stouten, Portfolio Manager

Thrivent Cash Management Trust (the “Trust”) seeks to maximize current income to the extent consistent with the preservation of capital and maintenance of liquidity. The Trust qualifies as a government money market fund under the revised money market rules established by the Securities and Exchange Commission (SEC) that went into effect on October 14, 2016. As a government money market fund, the Trust continues to offer a stable $1.00 share price and is not required to impose redemption gates or liquidity fees. However, it must invest at least 99.5% of its total assets in government securities, cash and repurchase agreements collateralized by government securities. The Trust is also required to maintain a weighted average maturity (WAM) of not more than 60 days and a weighted average life (WAL) of not more than 120 days.

For the 12-month period ended October 31, 2017, the Trust earned a return of 0.80%. At the end of the reporting period, the net assets in the Trust totaled approximately $742 million and consisted of collateral from securities-lending activity. In light of the revised guidelines for government money market funds, the Trust ended the period with 100% of its net assets invested directly in U.S. government obligations or U.S. government-supported securities. Within the portfolio, we continued to invest heavily in variable-rate demand notes (VRDNs), which represented more than 40% of net assets at the Trust’s fiscal year-end. Although VRDNs may have a longer final maturity, the ones held in the Trust can be put back to the issuer within seven days at par. In addition, their coupons reset weekly, which makes them a useful tool in reducing the Trust’s interest rate sensitivity.

At period end, the Trust’s WAL was 50 days, while its WAM remained very short at 14 days. We believe maintaining a short WAM is appropriate due to the volatility of securities-lending collateral. This positioning will help us lessen the price sensitivity of the portfolio to changes in interest rates. Our primary focus in managing the Trust continues to center on maintaining safety, liquidity and a $1.00 share price.

Portfolio Composition (% of Portfolio)
U.S. Government Agency Debt	79.9%
Investment Company	11.6%
U.S. Treasury Debt	8.5%

Total	100.0%

Thrivent Cash Management Trust

As of October 31, 2017*

7-Day Yield	1.06%
7-Day Yield Gross of Waivers	1.04%
7-Day Effective Yield	1.07%
7-Day Effective Yield Gross of Waivers	1.05%

Average Annual Total Returns**

For the Period Ended October 31, 2017	1- Year	5- Year	10- Year
Total Return	0.80%	0.26%	0.59%

*	Seven-day yields of the Thrivent Cash Management Trust refer to the income generated by an investment in the Trust over a specified seven-day period. Effective yields reflect the reinvestment of income. A yield gross of waivers represents what the yield would have been if the investment adviser were not waiving or reimbursing certain expenses. Yields are subject to daily fluctuation and should not be considered an indication of future results.
**	Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Past performance is not an indication of future results. Current performance may be lower or higher than the performance data quoted. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the Trust. Investors should read and consider carefully before investing. To obtain a prospectus, call 1-800-THRIVENT.

An investment in the Trust is not insured or guaranteed by the FDIC or any other government agency. Although the Trust seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Trust.

SHAREHOLDER EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Trust, you incur ongoing costs, including management fees and other Trust expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Trust and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2017 through October 31, 2017.

Actual Expenses

In the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid during Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

In the table below, the second line provides information about hypothetical account values and hypothetical expenses based on the Trust’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Trust’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Trust and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical example that appears in the shareholder reports of the other funds.

	Beginning Account Value 5/1/2017	Ending Account Value 10/31/2017	Expenses Paid During Period 5/1/2017 - 10/31/2017*	Annualized Expense Ratio
Thrivent Cash Management Trust
Actual	$1,000	$1,005	$0.25	0.05%
Hypothetical**	$1,000	$1,025	$0.26	0.05%

*	Expenses are equal to the Trust’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.
**	Assuming 5% annualized total return before expenses.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of the Thrivent Cash Management Trust

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Thrivent Cash Management Trust (the “Trust”) as of October 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of October 31, 2017 by correspondence with the custodian, provide a reasonable basis for our opinion.

December 19, 2017

PricewaterhouseCoopers LLP, 45 South Seventh Street, Suite 3400, Minneapolis, MN 55402

T: (612) 596 6000, F: (612) 373 7160, www.pwc.com/us

THRIVENT CASH MANAGEMENT TRUST

Schedule of Investments as of October 31, 2017

Shares	Investment Company (11.6%)	Value
	Blackrock Liquidity Fund Inst
$43,700,000	0.940%	$43,700,000
	Dreyfus Government Cash Management Fund
42,210,000	0.930%	42,210,000

	Total	85,910,000

Principal Amount	U.S. Government Agency Debt (79.9%)[a]	Value
	Federal Agricultural Mortgage Corporation
4,230,000	1.170% , 2/28/2018	4,213,640
3,880,000	1.150% (FEDL 1M + -1.000%), 7/3/2018[b]	3,880,000
	Federal Farm Credit Bank
17,500,000	1.278% (LIBOR 1M + 4.000%), 2/5/2018[b]	17,511,124
5,000,000	1.183% (USBMMY 3M + 5.000%), 12/5/2018[b]	4,999,725
5,000,000	1.213% (USBMMY 3M + 8.000%), 3/25/2019[b]	4,999,657
1,890,000	1.170% (FEDL 1M + 1.000%), 4/24/2019[b]	1,889,723
5,000,000	1.135% (FEDL 1M + -2.500%), 4/25/2019[b]	4,999,628
6,940,000	1.233% (USBMMY 3M + 10.000%), 7/3/2019b	6,939,418
	Federal Home Loan Bank
19,472,000	1.006% , 11/1/2017	19,472,000
2,000,000	1.010% , 11/2/2017	1,999,944
30,000,000	0.978% , 11/3/2017	29,998,371
21,203,000	1.002% , 11/6/2017	21,200,052
2,050,000	1.010% , 11/7/2017	2,049,655
12,520,000	1.007% , 11/8/2017	12,517,556
30,675,000	1.008% , 11/10/2017	30,667,270
5,000,000	1.010% , 11/13/2017	4,998,317
3,000,000	1.010% , 11/14/2017	2,998,906
4,645,000	1.013% , 11/15/2017	4,643,170
2,150,000	1.016% , 11/17/2017	2,149,029
10,381,000	1.011% , 11/20/2017	10,375,458
3,500,000	1.030% , 11/22/2017	3,497,897
3,700,000	1.020% , 11/24/2017	3,697,589
2,300,000	1.025% , 11/27/2017	2,298,297
1,900,000	1.030% , 12/5/2017	1,898,152
2,500,000	1.120% , 12/6/2017	2,497,278
9,140,000	1.313% (LIBOR 1M + 7.500%), 12/7/2017[b]	9,142,455
10,000,000	1.037% , 12/14/2017	9,987,614
4,140,000	1.045% , 12/15/2017	4,134,712
14,230,000	1.046% , 12/20/2017	14,209,744
5,000,000	1.040% , 12/22/2017	4,992,633
9,190,000	1.057% , 12/26/2017	9,175,155
1,900,000	1.070% , 12/28/2017	1,896,781
4,200,000	1.060% , 12/29/2017	4,192,827
8,230,000	1.090% , 1/10/2018	8,212,557
4,230,000	1.090% , 1/12/2018	4,220,779
5,000,000	1.139% (LIBOR 1M + -10.000%), 12/14/2018[b]	5,000,000
3,880,000	1.139% (LIBOR 1M + -10.000%), 12/21/2018[b]	3,880,000
	Federal National Mortgage Association
3,000,000	0.875% , 12/20/2017	2,999,178
	Overseas Private Investment Corporation
11,017,773	1.120% (T-BILL 3M FLAT), 11/7/2017[b]	11,017,773

Principal Amount	U.S. Government Agency Debt (79.9%)[a]	Value
$4,850,000	1.120% (T-BILL 3M FLAT), 11/7/2017[b]	$4,850,000
4,157,650	1.120% (T-BILL 3M FLAT), 11/7/2017[b]	4,157,650
4,000,000	1.120% (T-BILL 3M FLAT), 11/7/2017[b]	4,000,000
8,500,000	1.120% (T-BILL 3M FLAT), 11/7/2017[b]	8,500,000
2,965,000	1.120% (T-BILL 3M FLAT), 11/7/2017[b]	2,965,000
3,640,000	1.120% (T-BILL 3M FLAT), 11/7/2017[b]	3,640,000
4,561,403	1.120% (T-BILL 3M FLAT), 11/7/2017[b]	4,561,403
84,931,875	1.150% (T-BILL 3M FLAT), 11/7/2017[b]	84,931,875
10,000,000	1.150% (T-BILL 3M FLAT), 11/7/2017[b]	10,000,000
11,500,000	1.150% (T-BILL 3M FLAT), 11/7/2017[b]	11,500,000
4,672,000	1.150% (T-BILL 3M FLAT), 11/7/2017[b]	4,672,000
6,540,800	1.150% (T-BILL 3M FLAT), 11/7/2017[b]	6,540,800
4,672,000	1.150% (T-BILL 3M FLAT), 11/7/2017[b]	4,672,000
6,540,800	1.150% (T-BILL 3M FLAT), 11/7/2017[b]	6,540,800
9,140,000	1.170% (T-BILL 3M + 7.000%), 11/7/2017[b]	9,140,000
43,930,000	1.170% (T-BILL 3M FLAT), 11/7/2017[b]	43,930,000
57,754,723	1.170% (T-BILL 3M FLAT), 11/7/2017[b]	57,754,723
10,000,000	1.190% (T-BILL 3M FLAT), 11/7/2017[b]	10,000,000
5,610,000	1.190% (T-BILL 3M FLAT), 11/7/2017[b]	5,610,000
2,820,000	1.280% , 1/7/2018	2,831,450
3,380,000	1.300% , 1/12/2018	3,393,339

	Total	593,645,104

Principal Amount	U.S. Treasury Debt (8.5%)[a]	Value
	U.S. Treasury Bills
10,000,000	1.100% , 1/25/2018	9,974,028
	U.S. Treasury Bonds
4,230,000	3.500% , 2/15/2018	4,258,332
	U.S. Treasury Notes
26,120,000	1.380% (USBMMY 3M + 27.200%), 1/31/2018[b]	26,128,268
4,230,000	2.750% , 2/28/2018	4,251,741
5,000,000	1.298% (USBMMY 3M + 19.000%), 4/30/2018[b]	5,001,882
10,000,000	1.282% (USBMMY 3M + 17.400%), 7/31/2018[b]	10,000,565
3,640,000	1.248% (USBMMY 3M + 14.000%), 1/31/2019[b]	3,640,870

	Total	63,255,686

	Total Investments (at amortized cost) 100.0%	$742,810,790

	Other Assets and Liabilities, Net (<0.1%)	(204,243)

	Total Net Assets 100.0%	$742,606,547

The accompanying Notes to Financial Statements are an integral part of this schedule.

5

THRIVENT CASH MANAGEMENT TRUST

Schedule of Investments as of October 31, 2017

a	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
b	Denotes variable rate securities. The rate shown is as of October 31, 2017.

Reference Rate Index:

FEDL 1M	-	Federal Funds 1 Month Rate
LIBOR 1M	-	ICE Libor USD Rate 1 Month
T-BILL 3M	-	U. S. Treasury Bill Rate 3 Month
USBMMY 3M	-	U. S. Treasury Bill Rate 3 Month Money Market Yield

Cost for federal income tax purposes $742,810,790

Fair Valuation Measurements

The following table is a summary of the inputs used, as of October 31, 2017, in valuing Cash Management Trust’s assets carried at fair value or amortized cost, which approximates fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3
Investment Company	85,910,000	85,910,000	–	–
U.S. Government Agency Debt	593,645,104	–	593,645,104	–
U.S. Treasury Debt	63,255,686	–	63,255,686	–

Total	$742,810,790	$85,910,000	$656,900,790	$–

There were no significant transfers between Levels during the period ended October 31, 2017. Transfers between Levels are identified as of the end of the period.

The accompanying Notes to Financial Statements are an integral part of this schedule.

THRIVENT CASH MANAGEMENT TRUST

Statement of Assets and Liabilities

As of October 31, 2017	Cash Management Trust

Assets
Investments at cost	$742,810,790
Investments in unaffiliated securities at value	742,810,790	*
Cash	31,284
Dividends and interest receivable	415,698
Prepaid expenses	2,723
Prepaid trustee fees	1,114
Receivable for:
Expense reimbursements	14,767
Total Assets	743,276,376

Liabilities
Distributions payable	609,136
Accrued expenses	30,453
Payable for:
Investment advisory fees	27,740
Transfer agent fees	2,500
Commitments and contingent liabilities^	–
Total Liabilities	669,829

Net Assets
Capital stock (beneficial interest)	742,607,442
Accumulated undistributed net investment income/(loss)	1,847
Accumulated undistributed net realized gain/(loss)	(2,742)
Total Net Assets	$742,606,547
Shares of beneficial interest outstanding	742,607,442
Net asset value per share	$1.00

*	Securities held by the Trust are valued on the basis of amortized cost, which approximates market value.
^	Commitments and contingent liability accrual. Additional information can be found in the accompanying Notes to Financial Statements.

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT CASH MANAGEMENT TRUST

Statement of Operations

For the year ended October 31, 2017	Cash Management Trust
Investment Income
Dividends	$508,472
Interest	4,808,972
Total Investment Income	5,317,444

Expenses
Adviser fees	282,245
Administrative service fees	90,000
Audit and legal fees	35,372
Custody fees	26,449
Insurance expenses	5,552
Printing and postage expenses	6,540
Transfer agent fees	30,000
Trustees’ fees	7,670
Other expenses	11,497
Total Expenses Before Reimbursement	495,325

Less:
Reimbursement from adviser	(181,721)
Total Net Expenses	313,604
Net Investment Income/(Loss)	5,003,840
Realized and Unrealized Gains/(Losses)
Net realized gains/(losses) on:
Investments	(2,718)
Net Realized and Unrealized Gains/(Losses)	(2,718)

Net Increase/(Decrease) in Net Assets Resulting From Operations	$5,001,122

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT CASH MANAGEMENT TRUST

Statement of Changes in Net Assets

	Cash Management Trust
For the periods ended	10/31/2017	10/31/2016
Operations
Net investment income/(loss)	$5,003,840	$5,496,322
Net realized gains/(losses)	(2,718)	51,208
Net Change in Net Assets Resulting From Operations	5,001,122	5,547,530
Distributions to Shareholders
From net investment income	(5,003,840)	(5,496,323)
From net realized gains	(51,232)	(3,295)
Total Distributions to Shareholders	(5,055,072)	(5,499,618)

Capital Stock Transactions
Sold	5,939,336,359	14,119,081,410
Redeemed	(5,854,266,270)	(15,717,344,961)
Total Capital Stock Transactions	85,070,089	(1,598,263,551)

Net Increase/(Decrease) in Net Assets	85,016,139	(1,598,215,639)
Net Assets, Beginning of Period	657,590,408	2,255,806,047
Net Assets, End of Period	$742,606,547	$657,590,408
Accumulated Undistributed Net Investment Income/(Loss)	$1,847	$1,849

Capital Stock Share Transactions
Sold	5,939,336,359	14,119,081,411
Redeemed	(5,854,266,270)	(15,717,344,962)

Total Capital Stock Share Transactions	85,070,089	(1,598,263,551)

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT CASH MANAGEMENT TRUST

NOTES TO FINANCIAL STATEMENTS

October 31, 2017

(1) ORGANIZATION

Thrivent Cash Management Trust (the “Trust”) was organized as a Massachusetts Business Trust on August 4, 2004 and is registered as an open-end management investment company under the Investment Company Act of 1940. All investments in the Trust are by affiliates of the Trust. The Trust serves as an investment vehicle for cash collateral posted in exchange for loaned securities of mutual funds sponsored by Thrivent Financial for Lutherans, the Trust’s investment adviser (“Thrivent Financial” or the “Adviser”), and its affiliates. Deutsche Bank AG serves as the lending agent to this securities lending program.

The Trust is an investment company which follows the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 – Financial Services – Investment Companies.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts with vendors and others that provide general damage clauses. The Trust’s maximum exposure under these contracts is unknown, as this would involve future claims that may be made against the Trust. However, based on experience, the Trust expects the risk of loss to be remote.

(2) SIGNIFICANT ACCOUNTING POLICIES

(A) Valuation of Investments – Securities are valued on the basis of amortized cost (which approximates market value), whereby a portfolio security is valued at its cost initially, and thereafter valued to reflect a constant amortization to maturity of any discount or premium. Investments in open-ended mutual funds are valued at their net asset value at the close of each business day. The Adviser follows procedures designed to help maintain a constant net asset value of $1.00 per share.

In accordance with U.S. Generally Accepted Accounting Principles (“GAAP”), the various inputs used to determine the fair value of the Trust’s investments are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities, typically categorized in this level are U.S. equity securities, futures and options. Level 2 includes other significant observable inputs such as quoted prices for similar securities, interest rates, prepayment speeds and credit risk, typically categorized in this level are fixed income securities, international securities, swaps and forward contracts. Level 3 includes significant unobservable inputs such as the Adviser’s own assumptions and broker evaluations in determining the fair value of investments.

(B) Federal Income Taxes – No provision has been made for income taxes because The Trust’s policy is to qualify as a regulated investment company under the Internal Revenue Code and distribute substantially all investment company taxable income and net capital gain on a timely basis. It is also the intention of The Trust to distribute an amount sufficient to avoid imposition of any federal excise tax. The Trust, accordingly, anticipates paying no federal taxes and no federal tax provision was recorded.

GAAP requires management of the Trust (i.e., the Adviser) to make additional tax disclosures with respect to the tax effects of certain income tax positions, whether those positions were taken on previously filed tax returns or are expected to be taken on future returns. These positions must meet a “more likely than not” standard that, based on the technical merits of the position, would have a greater than 50 percent likelihood of being sustained upon examination. In evaluating whether a tax position has met the more-likely-than-not recognition threshold, the Adviser must presume that the position will be examined by the appropriate taxing authority that has full knowledge of all relevant information.

The Adviser analyzed all open tax years, as defined by the statute of limitations, for all major jurisdictions. Open tax years are those that are open for examination by taxing authorities. Major jurisdictions for the Trust include U.S. Federal, Minnesota, Wisconsin, and Massachusetts as well as certain foreign countries. As of October 31, 2017, open U.S. Federal, Minnesota, Wisconsin and Massachusetts tax years include the tax years ended October 31, 2014 through 2017. Additionally, as of October 31, 2017, the tax year ended October 31, 2013 is open for Wisconsin. The Trust has no examinations in progress and none are expected at this time.

As of October 31, 2017, the Adviser has reviewed all open tax years and major jurisdictions and concluded that there is no effect to the Trust’s tax liability, financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits related to uncertain income tax positions taken or expected to be taken in future tax returns. The Trust is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next 12 months.

(C) Distributions to Shareholders – Net investment income is distributed to each shareholder as a dividend. Dividends from the Trust are declared daily and distributed monthly. Net realized gains from securities transactions, if any, are distributed at least annually after the close of the fiscal year.

(D) Loan Commitments – The Trust may enter into loan commitments, which generally have interest rates which are reset daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base rates are primarily the London-Interbank Offered Rate (“LIBOR”), and secondarily the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate

THRIVENT CASH MANAGEMENT TRUST

NOTES TO FINANCIAL STATEMENTS

October 31, 2017

of deposit (“CD”) rate or other base lending rates used by commercial lenders. Loan commitments often require prepayments from excess cash flows or allow the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. Therefore, the remaining maturity may be considerably less than the stated maturity shown in the Schedule of Investments.

All or a portion of these loan commitments may be unfunded. The Trust is obligated to fund these commitments at the borrower’s discretion. Therefore, the Trust must have funds sufficient to cover its contractual obligation. These unfunded loan commitments, which are marked to market daily, are presented in the Schedule of Investments.

(E) Accounting Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

(F) Recent Accounting Pronouncements –

Investment Company Reporting Modernization

In October 2016, the Securities and Exchange Commission (SEC) adopted new rules and forms to modernize the reporting and disclosure of information by registered investment companies. The SEC also adopted amendments to Regulation S-X, which describe the specific format and content of financial reports, to require standardized and enhanced disclosures about derivatives in investment company financial statements and other amendments. These amendments became effective August 1, 2017. Management has made the necessary changes to the financial statements and footnote disclosures within the Schedule of Investments to meet the requirements of this guidance.

Premium Amortization on Purchased Callable Debt Securities

In March 2017, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2017-08 Premium Amortization on Purchased Callable Debt Securities. ASU No. 2017-08 updates the accounting standards to shorten the amortization period for certain purchased callable debt securities, held at a premium, to be amortized to the earliest call date. The update applies to securities with explicit, noncontingent call features that are callable at fixed prices and on preset dates. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. At this time, management is evaluating the implications of this guidance and the impact it will have to financial statement amounts and footnote disclosures.

(G) Other – For financial statement purposes, investment security transactions are accounted for on the trade date. Interest income is recognized on an accrual basis. Discount and premium are amortized over the life of the respective securities on the interest method. Realized gains or losses on sales are determined on a specific cost identification basis. Dividend income is recorded on the ex-dividend date.

(3) FEES AND COMPENSATION PAID TO AFFILIATES

(A) Investment Advisory Fees – The Trust pays Thrivent Financial a fee for its advisory services. The annual rate of fees under the Investment Advisory Agreement is calculated at 0.045% of the average daily net assets of the Trust.

The Adviser has agreed to voluntarily reimburse the Trust for all expenses in excess of 0.05% of average daily net assets. This voluntary expense reimbursement may be discontinued by the Adviser at any time.

(B) Other Fees – The Trust has entered into an administration and accounting services agreement with Thrivent Financial pursuant to which Thrivent Financial provides certain administrative and accounting personnel and services. The Trust pays an annual fixed fee plus percentage of net assets to Thrivent Asset Mgt. These fees are accrued daily and paid monthly. For the year ended October 31, 2017, Thrivent Financial received aggregate fees for administrative and accounting personnel and services of $90,000 from the Trust.

Each Trustee who is not affiliated with the Adviser receives an annual fee from the Trust for services as a Trustee and is eligible to participate in a deferred compensation plan with respect to these fees. Participants in the plan may designate their deferred Trustee’s fees as if invested in a series of the Thrivent Mutual Funds, except for Money Market Fund as it is not eligible for the deferral plan. The value of each participant’s deferred compensation account will increase or decrease as if it were invested in shares of a particular series of Thrivent Mutual Funds. Their fees as well as the change in value are included in Trustee fees in the Statement of Operations. The deferred fees remain in the appropriate Fund until distribution in accordance with the plan. The Payable for trustee deferred compensation, located in the Statement of Assets and Liabilities, is unsecured. No trustees participated in the above plan during the year ended October 31, 2017.

Those trustees not participating in the above plan received $7,734 in fees from the Trust during the year ended year ended October 31, 2017. In addition, the Trust reimbursed unaffiliated Trustees for reasonable expenses incurred in relation to attendance at the meetings and industry conferences.

Certain officers and non-independent Trustees of the Trust are employed at Thrivent Financial and receive no

THRIVENT CASH MANAGEMENT TRUST

NOTES TO FINANCIAL STATEMENTS

October 31, 2017

compensation from the Trust. Affiliated employees and board consultants are reimbursed for reasonable expenses incurred in relation to board meeting attendance.

(C) Indirect Expenses – The Trust may invest in other mutual funds. Fees and expenses of those underlying funds are not included in the Trust’s expense ratio. The Trust indirectly bears its proportionate share of the annualized weighted average expense ratio for the underlying funds in which it invests.

(4) FEDERAL INCOME TAX INFORMATION

Distributions are based on amounts calculated in accordance with the applicable federal income tax regulations, which may differ from GAAP. To the extent that these differences are permanent in nature, GAAP requires such amounts to be reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassifications.

On the Statement of Assets and Liabilities, as a result of permanent book-to-tax differences, reclassification adjustments were made as follows {Increase/(Decrease)}:

Trust	Accumulated Undistributed Net Investment Income/(Loss)	Accumulated Undistributed Net Realized Gain/(Loss)	Capital Stock
Cash Management Trust	$(2)	$2	$–

During the year ended October 31, 2017 and the year ended October 31, 2016, the Trust distributed $5,047,042 and $5,498,599 from ordinary income, respectively. During the year ended October 31, 2017 and the year ended October 31, 2016, the Trust distributed $8,030 and $1,019 from long-term gains, respectively. At October 31, 2017, undistributed ordinary income for tax purposes was $1,847.

At October 31, 2017, the Trust had accumulated net realized capital loss carryovers as follows:

Trust	Capital Loss Carryover
Cash Management Trust	$2,742

(5) RELATED PARTY TRANSACTIONS

As of October 31, 2017, three related parties held 70.3% of the outstanding shares of the Trust. Subscription and redemption activity by concentrated accounts may have a significant effect on the operation of the Trust. In the case of a large redemption, the Trust may be forced to sell investments at inopportune times, resulting in additional losses for the Trust and a portfolio with a higher percentage of less liquid or illiquid securities.

(6) SUBSEQUENT EVENTS

Management of the Trust has evaluated the impact of subsequent events through the date the financial statements were issued, and, except as already included in the Notes to Financial Statements, has determined that no additional items require disclosure.

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THRIVENT CASH MANAGEMENT TRUST

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD *

		Income From Investment Operations			Less Distributions From
	Net Asset Value, Beginning of Period	Net Investment Income /(Loss)	Net Realized and Unrealized Gain/(Loss) on Investments(a)	Total from Investment Operations	Net Investment Income	Net Realized Gain on Investments
CASH MANAGEMENT TRUST
Year Ended 10/31/2017	$1.00	$0.01	$0.00	$0.01	$(0.01)	$0.00
Year Ended 10/31/2016	1.00	0.00	0.00	–	0.00	–
Year Ended 10/31/2015	1.00	0.00	0.00	–	0.00	–
Year Ended 10/31/2014	1.00	0.00	0.00	–	0.00	–
Year Ended 10/31/2013	1.00	0.00	0.00	–	0.00	–

(a)	The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of portfolio shares.
(b)	Total investment return assumes dividend reinvestment and does not reflect any deduction for applicable sales charges. Not annualized for periods less than one year.
*	All per share amounts have been rounded to the nearest cent.
**	Computed on an annualized basis for periods less than one year

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT CASH MANAGEMENT TRUST

FINANCIAL HIGHLIGHTS—CONTINUED

RATIOS/SUPPLEMENTAL DATA

				Ratio to Average Net Assets**		Ratio to Average Net Assets Before Expenses Waived, Credited or Paid Indirectly**
Total Distributions	Net Asset Value, End of Period	Total Return(b)	Net Assets, End of Period (in millions)	Expenses	Net Investment Income/(Loss)	Expenses	Net Investment Income/(Loss)	Portfolio Turnover Rate
$ (0.01)	$1.00	0.80%	$742.6	0.05%	0.80%	0.08%	0.77%	N/A
0.00	1.00	0.31%	657.6	0.05%	0.27%	0.06%	0.26%	N/A
0.00	1.00	0.07%	2,255.8	0.05%	0.07%	0.06%	0.06%	N/A
0.00	1.00	0.05%	1,736.6	0.05%	0.05%	0.06%	0.04%	N/A
0.00	1.00	0.09%	1,793.6	0.05%	0.09%	0.06%	0.09%	N/A

The accompanying Notes to Financial Statements are an integral part of this statement.

ADDITIONAL INFORMATION

(Unaudited)

PROXY VOTING

The policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities are attached to the Trust’s Statement of Additional Information. You may request a free copy of the Statement of Additional Information or the report of how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 by calling 800-847-4836. You also may review the Statement of Additional Information or the report of how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 at sec.gov.

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS

The Trust files its Schedule of Portfolio Holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. You may request a free copy of the Trust’s Forms N-Q by calling 800-847-4836. The Trust’s Forms N-Q also are available at sec.gov. You also may review and copy the Forms N-Q for the Trust at the SEC’s Public Reference Room in Washington, DC. You may get information about the operation of the Public Reference Room by calling 800-SEC-0330.

SHAREHOLDER NOTIFICATION OF FEDERAL TAX INFORMATION

Pursuant to IRC 852(b)(3) of the Internal Revenue Code, the Trust hereby designates $8,030 as long-term capital gains distributed during the year ended October 31, 2017, or if subsequently determined to be different, the net capital gain of such year.

BOARD OF TRUSTEES AND OFFICERS

The following table provides information about the Trustees and Officers of the Trust. The Board is responsible for the management and supervision of the Trust’s business affairs and for exercising all powers except those reserved to the shareholders. Each Trustee oversees the Trust and also serves as:

•	Trustee of Thrivent Mutual Funds, a registered investment company consisting of 23 funds that offer Class A and Class S shares.

•

Director of Thrivent Series Fund, Inc., a registered investment company consisting of 29 funds that serve as underlying funds for variable contracts issued by Thrivent Financial and Thrivent Life Insurance Company.

•	Trustee of Thrivent Core Funds, a registered investment company consisting of two funds that only offer shares to the Thrivent Mutual Funds and its affiliates.

Thrivent Series Fund, Inc., Thrivent Mutual Funds, Thrivent Core Funds and Thrivent Cash Management Trust are referred to herein as the “Fund Complex.” The Statement of Additional Information includes additional information about the Trustees and is available, without charge, by calling 800-847-4836.

Interested Trustee (1)(2)(3)(4)

Name (Year of Birth) Year Elected	Principal Occupation(s) and Directorships of Public Companies and Other Investment Companies During the Past Five Years

Russell W. Swansen (1957) 2009	Retired; Chief Investment Officer, Thrivent Financial from 2003 to 2017. Currently, Director of Twin Bridge Capital Partners, Invenshure LLC, and Intellectual Takeout; Director of Children’s Cancer Research Fund until 2017.

David S. Royal (1971) 2015	Chief Investment Officer, Thrivent Financial since 2017; VP, President, Mutual Funds, Thrivent Financial from 2015 to 2017; Vice President and Deputy General Counsel from 2006 to 2015. Currently, Fairview Hospital Foundation, Children’s Cancer Research Foundation, and Twin Bridge Capital Partners.

Independent Trustees (2)(3)(4)(5)

Name (Year of Birth) Year Elected	Principal Occupation(s) and Directorships of Public Companies and Other Investment Companies During the Past Five Years

Janice B. Case (1952) 2011	Retired. Independent Trustee of North American Electric Reliability Corporation (the electric reliability organization (“ERD”) for North America) since 2008.

Robert J. Chersi (1961) 2017	Founder of Chersi Services LLC (consulting firm) since 2012; Executive Director of Center for Global Governance, Reporting & Regulation and Adjunct Professor of Finance and Economics at Pace University since 2013; Helpful Executive in Research (counseling) in the Department of Accounting & Information Systems at Rutgers University since 2013. Director and Chairman of the Audit Committee of Old Mutual Asset Management PLC since 2016; Advisory Board member of the Pace University Lubin School of Business.

Richard A. Hauser (1943) 2004	Retired; Member, PowerHaus Advisors LLC since 2016; Vice President and Assistant General Counsel, The Boeing Company from 2007 to 2016.

Marc S. Joseph (1960) 2011	Managing Director of Granite Ridge LLP (consulting and advisory firm) since 2009; Managing Director of Triangle Crest (private investing and consulting firm) since 2004.

Paul R. Laubscher (1956) 2009	Portfolio Manager for U.S. private real estate portfolios of IBM Retirement Funds.

James A. Nussle (1960) 2011	President and Chief Executive Officer of Credit Union National Association since September 2014; President and Chief Operating Officer of Growth Energy (trade association) from 2010 through August 2014; Advisory Board member of AVISTA Capital Partners (private equity firm) from 2010 to 2015; CEO of The Nussle Group LLC (consulting firm) since 2009. Advisory Board member of AVISTA Capital Partners and Director of Portfolio Recovery Associates (PRAA) since 2010.

Verne O. Sedlacek (1954) 2017	Chief Executive Officer of E&F Advisors LLC (consulting) since 2015; President & Chief Executive Officer of the Commonfund from 2003 to 2015. Director of Association of Governing Boards of Universities and Collleges since 2007; Trustee of Valparaiso University since 2015; Trustee of Museum of American Finance since 2015; Chairman of the Board of Directors of AGB Institutional Strategies since 2016.

Constance L. Souders (1950) 2007	Retired.

BOARD OF TRUSTEES AND OFFICERS

Executive Officers (2)(4)

Name (Year of Birth) Position Held With Trust	Principal Occupation(s) During the Past Five Years
David S. Royal (1971) Trustee, President and Chief Investment Officer	Chief Investment Officer, Thrivent Financial since 2017; VP, President, Mutual Funds, Thrivent Financial from 2015 to 2017; Vice President and Deputy General Counsel from 2006 to 2015.

Gerard V. Vaillancourt (1967) Treasurer and Principal Accounting Officer	Vice President, Mutual Fund Accounting since 2006.

Michael W. Kremenak (1978) Secretary and Chief Legal Officer	Vice President, Thrivent Financial since 2015; Senior Counsel, Thrivent Financial from 2013 to 2015; Vice President and Assistant General Counsel at Nuveen Investments from 2011 to 2013.

Ted S. Dryden (1965) Chief Compliance Officer	Chief Compliance Officer - Director, Compliance, Thrivent Financial since 2014; Chief Compliance Officer - Mutual Funds and Investment Adviser, Thrivent Financial from 2010 to 2013.

Janice M. Guimond (1964) Vice President	Vice President, Investment Operations, Thrivent Financial since 2004.

Kathleen M. Koelling (1977) Privacy and Identity Theft and Anti-Money Laundering Officer (6)	Privacy and Identity Theft and Anti-Money Laundering Officer, Thrivent Financial since 2011; Senior Counsel, Thrivent Financial since 2002.

Kathryn A. Stelter (1962) Vice President	Vice President, Mutual Funds Chief Operations Officer, Thrivent Financial since 2017; Director, Mutual Fund Operations, Thrivent Financial from 2014 to 2017; Director, Mutual Fund Operations at Hartford Funds from 2006 to 2014.

Troy A. Beaver (1967) Vice President	Vice President, Mutual Funds Marketing & Distribution, Thrivent Financial since 2015; Vice President, Marketing, American Century Investments from 2006 to 2015.

James M. Odland (1955) Assistant Secretary	Vice President, Managing Counsel, Thrivent Financial since 2005.

Jill M. Forte (1974) Assistant Secretary	Senior Counsel, Thrivent Financial since 2017; Counsel, Thrivent Financial from 2015 to 2017; Associate Counsel, Ameriprise Financial, Inc. from 2013 to 2015; Manager - Legal Affairs, Ameriprise Financial, Inc. from 2010 to 2013.

Sarah L. Bergstrom (1977) Assistant Treasurer	Head of Mutual Fund Accounting, Thrivent Financial since 2017; Director, Fund Accounting Administration, Thrivent Financial from 2007 to 2017.

(1)	“Interested person” of the Trust as defined in the 1940 Act by virtue of a position with Thrivent Financial. Mr. Royal is considered an interested person because of his principal occupation with Thrivent Financial. Mr. Swansen is considered an interested person because of his past occupation with Thrivent Financial.
(2)	Each Trustee generally serves an indefinite term until her or his successor is duly elected and qualified. Officers serve at the discretion of the Board until their successors are duly appointed and qualified.
(3)	Each Trustee oversees 55 portfolios.
(4)	The address for each Trustee and Officer unless otherwise noted is 625 Fourth Avenue South, Minneapolis, MN 55415.
(5)	The Trustees other than Mr. Swansen and Mr. Royal are not “interested persons” of the Trust and are referred to as “Independent Trustees.”
(6)	The address for this Officer is 4321 North Ballard Road, Appleton, WI 54913.

This report is submitted for the information of shareholders of Thrivent Cash Management Trust. It is not authorized

for distribution to prospective investors unless preceded or accompanied by the current prospectus for Thrivent Cash

Management Trust, which contains more complete information

about the Trust, including investment objectives, risks, charges and expenses.

Item 2.	Code of Ethics

As of the end of the period covered by this report, registrant has adopted a code of ethics (as defined in Item 2 of Form N-CSR) applicable to registrant’s Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer. No waivers were granted to such code of ethics during the period covered by this report. A copy of this code of ethics is filed as an exhibit to this Form N-CSR.

Item 3.	Audit Committee Financial Expert

Registrant’s Board of Trustees has determined that Constance L. Souders, an independent trustee, is the Audit Committee Financial Expert.

Item 4.	Principal Accountant Fees and Services

(a)	Audit Fees

The aggregate fees billed by registrant’s independent public accountants, PricewaterhouseCoopers LLP (“PwC”), for each of the last two fiscal years for professional services rendered in connection with the audit of registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $15,733 for the year ended October 31, 2016 and $16,520 for the year ended October 31, 2017.

(b)	Audit-Related Fees

The aggregate fees PwC billed to registrant for each of the last two fiscal years for assurance and other services that are reasonably related to the performance of registrant’s audit and are not reported under Item 4(a) were $0 for the year ended October 31, 2016 and $0 for the year ended October 31, 2017. The aggregate fees PwC billed to registrant’s investment adviser and any entity controlling, controlled by, or under common control with registrant’s investment adviser for assurance and other services directly related to the operations and financial reporting of registrant were $16,000 for the year ended October 31, 2016 and $1,000 for the year ended October 31, 2017.

(c)	Tax Fees

The aggregate tax fees PwC billed to registrant for each of the last two fiscal years for tax compliance, tax advice and tax planning services were $5,715 for the year ended October 31, 2016 and $9,371 for the year ended October 31, 2017. The aggregate tax fees PwC billed to registrant’s investment adviser and any entity controlling, controlled by, or under common control with registrant’s investment adviser for services directly related to the operations and financial reporting of registrant were $0 for the year ended October 31, 2016 and $0 for the year ended October 31, 2017.

(d)	All Other Fees

The aggregate fees PwC billed to registrant for each of the last two fiscal years for products and services provided, other than the services reported in paragraphs (a) through (c) of this item, were $0 for the years ended October 31, 2016 and October 31, 2017. The aggregate fees PwC billed to registrant’s investment adviser and any entity controlling, controlled by, or under common control with registrant’s investment adviser for products and services provided, other than the services reported in paragraphs (a) through (c) of this item, were $12,629 for the year ended October 31, 2016 and $3,600 for the year ended October 31, 2017. The 2016 payments were for access to a PwC-sponsored online library that provides interpretive guidance regarding U.S. and foreign accounting standards and other tax related work. The 2017 payments were for access to a PwC-sponsored online library that provides interpretive guidance regarding U.S. and foreign accounting standards. These figures are also reported in response to item 4(g) below.

(e)	Registrant’s audit committee charter provides that the audit committee (comprised of the independent Trustees of registrant) is responsible for pre-approval of all auditing services performed for the registrant. The audit committee also is responsible for pre-approval (subject to the de minimis exceptions for non-audit services described in Section 10A(i)(1)(B) of the Securities Exchange Act of 1934) of all non-auditing services performed for the registrant or an affiliate of registrant. In addition, registrant’s audit committee charter permits a designated member of the audit committee to pre-approve, between meetings, one or more audit or non-audit service projects, subject to an expense limit and notification to the audit committee at the next committee meeting. Registrant’s audit committee pre-approved all fees described above that PwC billed to registrant.

(f)	Less than 50% of the hours billed by PwC for auditing services to registrant for the fiscal year ended October 31, 2017 were for work performed by persons other than full-time permanent employees of PwC.

(g)	The aggregate non-audit fees billed by PwC to registrant and to registrant’s investment adviser and any entity controlling, controlled by, or under common control with registrant’s investment adviser for the fiscal years ending October 31, 2016 and October 31, 2017 were $12,629 and $3,600 respectively. These figures are also reported in response to item 4(d) above.

(h)	Registrant’s audit committee has considered the non-audit services provided to the registrant and registrant’s investment adviser and any entity controlling, controlled by, or under common control with registrant’s investment adviser as described above and determined that these services do not compromise PwC’s independence.

Item 5.	Audit Committee of Listed Registrants

Not applicable.

Item 6.	Investments

(a)	Registrant’s Schedule of Investments is included in the report to shareholders filed under Item 1.

(b)	Not applicable to this filing.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to registrant’s board of trustees.

Item 11.	Controls and Procedures

(a) Registrant’s President and Treasurer have concluded that registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) Registrant’s President and Treasurer are aware of no change in registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during registrant’s most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, registrant’s internal control over financial reporting.

Item 12.	Exhibits

(a)(1)	The code of ethics pursuant to Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rules 30a-2(a) and 30a-2(b) under the Investment Company Act of 1940 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: December 28, 2017	THRIVENT CASH MANAGEMENT TRUST

	By:	/s/ David S. Royal
David S. Royal
President

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Date: December 28, 2017	By:	/s/ David S. Royal
David S. Royal
President

Date: December 28, 2017	By:	/s/ Gerard V. Vaillancourt
Gerard V. Vaillancourt
Treasurer